EXHIBIT 10.16

                GAS SALES AND PORTFOLIO ADMINISTRATION AGREEMENT


         This Gas Sales And Portfolio Administration Agreement ("Agreement") is entered into the 1st day of September, 2002, for services to begin upon regulatory approval of this Agreement as referenced below, by and between SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, INC. ("Buyer") and PROLIANCE ENERGY, LLC ("Seller") (collectively, the "Parties" or individually "Party"). Buyer and Seller agree as follows:

                                    RECITALS

          1. Seller is a limited liability company created and existing under the laws of the State of Indiana, with its registered office at 111 Monument Circle, Suite 2200, Indianapolis, Indiana.

          2. Buyer is a corporation created and existing under the laws of the State of Indiana with its principal place of business at Evansville, Indiana.

          3. This Agreement contains the mutual promises and covenants pursuant to which Buyer as a purchaser of natural gas and portfolio administration services, and Seller as a merchant of natural gas and portfolio administration services, shall perform the transactions described herein.

          4. Under this Agreement, Seller agrees to provide natural gas to Buyer consistent with the terms and conditions contained herein.

          5. This Agreement contains terms that reflect the terms of a negotiated settlement agreement ("Settlement") entered into with non-parties to this Agreement. The Agreement, as part of the Settlement, will be reviewed by the Indiana Utility Regulatory Commission (the "Commission"), and will become effective on the first day of the month following issuance of a final order by the Commission in consolidated Cause Nos. 37394GCA50S1, 37399GCA50S1, and 42233 ("GCA50S1") finding that the Agreement is in the public interest.

          6. This Agreement shall be subject to, and interpreted consistent with, the Settlement.


                                   DEFINITIONS

          The following terms shall have the following definitions for this Agreement and its Appendices:

          1.   The term "ANR" shall mean ANR Pipeline Company.

          2. The term "Balancing Quantities" shall mean the quantity of Gas which satisfies the difference between the Gas quantities scheduled for delivery to Buyer's Delivery Points and the actual physical flow of Gas taken by Buyer at the Delivery Points.

          3. The term "Btu" shall mean British thermal unit, as defined in Transporter's Tariff

          4. The term "Contract Month" shall mean a calendar month during the effectiveness of this Agreement.

          5. The term "Contract Rates" shall mean to the demand costs as well as the variable costs associated with delivery service as described in Appendix C.

          6. The term "Day" shall be defined as it is defined in Transporter's Tariff, or as applied by Transporter.

          7. The term "Delivery Points" shall mean the points of delivery of Gas from Seller to Buyer as specified in Appendix A.

          8.   The term "FERC" shall mean the Federal Energy Regulatory
               Commission.

          9.   The term "Gas" shall mean natural gas.

          10. The term "GCIM" shall mean the gas cost incentive mechanism provided for in the Settlement.

          11. The term "Maximum Daily Quantities" or "MDQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points on a particular day.

          12. The term "Maximum Portfolio Entitlement" shall mean the maximum deliverability that Buyer is entitled to under the Services identified on Appendix C.

          13. The term "Maximum Seasonal Quantities" or "MSQ" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points in a Summer or Winter.

          14.  The term "MGT" shall mean Midwestern Gas Transmission Company.

          15. The terms "MMBtu", "Dekatherm" or "DTH" shall mean one million (1,000,000) BTUs.

          16. The term "Nominated Daily Quantities" shall mean the quantity of Gas nominated on a particular day for delivery to Buyer's Delivery Points, including deliveries to storage for Buyer.

          17. The term "Portfolio Services" shall mean all of the Services that may be utilized to deliver Gas to Buyer, and which are identified on Appendix C.

          18. The term "Summer" shall mean the summer season months of April through October, inclusive.

          19.  The term "TETCO" shall mean Texas Eastern Transmission
               Corporation.

          20.  The term "Texas Gas" shall mean Texas Gas Transmission
               Corporation.

          21. The term "Transporter" shall mean the transporting pipeline(s) interconnected with Buyer, including without limitation ANR, MGT, TETCO or Texas Gas, as applicable to the transaction involved.

          22. The term "Transporter's Tariff" shall mean the tariff provisions of Transporter, as approved by the FERC, or any successor thereto, and Buyer's or Seller's contractual arrangements with Transporter, including changes to such tariff and arrangements made after this Agreement is effective.

          23. The term "Winter" shall mean the winter season months of November through March, inclusive.

                              ARTICLE 1-GAS SALES

     1.1. Seller represents and warrants that Seller can and shall stand ready to provide on a firm basis for Buyer's purchase at Buyer's Delivery Points the daily and seasonal quantities of Gas set forth herein. Seller's marketing activities will not be conducted in a manner that compromises the provision of reliable and firm service to Buyer.

     1.2. During the term of this Agreement, unless Seller is unable to meet Buyer's Gas requirements, Buyer agrees that Seller shall be its supplier of Gas. However, Buyer shall have and maintain the right to produce, utilize, purchase or sell any and all:

          (a) Gas produced in Indiana which Buyer may be required to purchase under Ind. Code ss. 8-1-2-87.6 or any successor provision thereto of the Indiana Code; or

          (b) Propane.

     1.3. The Maximum Daily Quantities, which Seller shall be obligated to provide on a firm basis at Buyer's Delivery Points, are specified in Appendix B.

     1.4. The Maximum Seasonal Quantities during Winter or Summer, which Seller shall be obligated to provide on a firm basis at the Delivery Points, are specified in Appendix B.

     1.5. Under this Agreement, Seller may fulfill its obligation to provide Gas to Buyer by using contracts entered into by and between Seller and third parties, including suppliers, pipelines and other service providers. Seller shall not be obligated to enter into commitments with suppliers, pipelines, or other service providers, which extend beyond the term or scope of this Agreement. If Seller, in order to serve Buyer, makes any commitments with suppliers, pipelines, or other service providers that extend beyond the end of the term of this Agreement, to the maximum extent permitted by law Buyer shall indemnify Seller for all expenses and costs associated with the continued service or cause the replacement Portfolio Administration Service provider to indemnify Seller for such costs.

     1.6. If FERC should determine that Transporter's Tariff shall cease to apply, in whole or in part, to transactions hereunder, the Parties will promptly meet to determine and negotiate mutually acceptable replacement guidelines and standards. In that event, until an agreement is reached, the most recently effective Transporter's Tariff shall continue to apply for all purposes under this Agreement. Upon acceptance of the replacement guidelines and standards, Buyer and Seller agree to apply the replacement guidelines and standards retroactively to the cessation date of Transporter's Tariff. Any resolution shall be implemented within thirty (30) days of the acceptance of the replacement guidelines and standards.

     1.7 As part of an agreed upon RFP process to be used to determine the provider of gas supply services after March 31, 2007, Seller agrees that it shall designate the pipeline transportation and storage contracts consistent with the timing and process set forth in Article I of the Settlement. In the event that the RFP is not conducted or the Seller is not the bidder selected as a result of the RFP process, Seller shall assign the designated pipeline transportation and storage contracts to the Buyer or the selected bidder, as applicable.

     1.8 To the maximum extent permitted by law, Buyer agrees Seller shall be indemnified and discharged for all contracts held by Seller, which as part of the process described in Section 1.7 are assigned either to Buyer or to a third party who becomes the service provider to Buyer after March 31, 2007, and shall no longer impose any obligations upon Seller once the assignment is made. As a precondition to assignment, and as part of the RFP process, any such third party or Buyer must indemnify Seller, and a discharge and release be provided from the contract counterparty.


                          ARTICLE 2-GAS SALES CHARGES

     2.1 For all Maximum Portfolio Entitlements, Buyer shall pay Seller each Contract Month demand charges consistent with Section 2.5 of the Settlement, as well as variable costs (including without limitation all volumetric charges, GRI, fuel or other variable costs) incurred and associated with the services listed in Appendix C.

     2.2. Buyer shall pay Seller each Contract Month the applicable supplier reservation costs specified in Appendix D.

     2.3. For all commodity quantities, Buyer shall pay Seller each Contract Month those amounts for Gas priced in accordance with Appendix E of the Settlement ("GCIM agreement"), including volumes priced under the price volatility mitigation provisions thereof. All such purchases shall be reported on a monthly basis and shall include documentation necessary for review under the GCIM agreement and in Buyer's gas cost adjustment proceedings under Indiana Code Section 8-1-2-42 (g).

     2.4. Buyer will pay taxes, including Indiana gross receipts tax, which are imposed on or incurred by Seller due to this Agreement or imposed on Buyer with respect to Gas delivered hereunder; provided, however, Buyer shall have no obligation to pay any sales or use taxes for which it delivers to Seller an appropriate exemption certificate.

     2.5 Seller shall auction unutilized pipeline entitlements on Buyer's behalf consistent with the process set forth in Section 2.5 of the Settlement. All revenues Seller receives on Buyer's behalf shall be reported in detail on a monthly basis to Buyer and shall be remitted to Buyer net of reported expenses incurred by Seller in implementation of the auction. After its receipt of such revenue, Buyer will disburse its 15% share of such revenue to Seller.


                              ARTICLE 3- BALANCING

     3.1. Seller shall provide Buyer with Balancing Quantities as part of its gas sales and portfolio administration services. Seller and Buyer shall be permitted reasonable balancing tolerances. Imbalances shall be made up in kind as agreed to by the Parties.

                  ARTICLE 4- PORTFOLIO ADMINISTRATION SERVICES

     4.1. Seller's provision of portfolio administration services shall include without limitation Gas acquisition, scheduling receipt and delivery quantities with Gas suppliers and pipeline transporters, scheduling pipeline storage inventory quantities, providing delivered Gas supplies, supply planning assistance, conducting the capacity auction, and periodic portfolio reporting. Buyer shall retain complete unilateral control of its physical Gas delivery, distribution, storage and transportation facilities.

     4.2. The supply planning procedures set forth in Appendix F to the Settlement will be followed by the Parties in preparing and implementing supply plans.

     4.3. Seller and Buyer shall review periodically Buyer's supply requirements and determine the need for potential adjustments to MDQ, MSQ and to delivery service requirements. All adjustments are subject to Seller and Buyer's prior approval.

     4.4 Buyer and Seller will review and discuss FERC regulatory filings that could reasonably be expected to impact the supply services provided to Buyer.


     4.5. In the event this Agreement is terminated for any reason, Buyer shall meet with Seller within five (5) days of notice of termination to reach agreement on the timely return of capacity rights to Buyer. During such a wind-up period, Seller shall continue to provide Buyer with necessary supply services and portfolio administration services to fully meet Buyer's MDQ and MSQ. During the wind up period, the terms and effectiveness of this Agreement shall remain in effect. The wind up period for purposes hereof, may extend up to eighteen (18) months. Unless terminated pursuant to Commission order under IC 8-1-2.5-7, the termination of this Agreement shall not relieve Buyer of its executing obligations under Article V of the Settlement.


                                 ARTICLE 5- TERM

     5.1. Unless modified by 5.2 below, the term of this Agreement shall commence on the first day of the month following issuance of a final order in GCA50S1 and end on March 31, 2007. If for any reason a successor has not been chosen to assume provision of supply services to Buyer after March 31, 2007, Seller shall continue on a month-to-month basis until a successor is chosen as contemplated under the Settlement.

     5.2. Notwithstanding 5.1 above, this Agreement may be terminated prior to March 31, 2007 by either Party in the event of the failure by either Party to perform in any material respect any covenant or obligation set forth in this Agreement, and such failure is not excused by force majeure or cured within fifteen (15) business days after written notice thereof to the Party failing to perform; provided, however, if such failure is incapable of being cured within such fifteen (15) business day period and the Party failing to perform has commenced and is diligently pursuing a cure, such period shall be extended for such time as is reasonably necessary to cure such failure up to ninety (90) days.

     5.3 This Agreement is conditioned on the continued solvency of Buyer and Seller. If one Party becomes insolvent or seeks bankruptcy relief, the other Party may prospectively terminate this Agreement upon prior written notice without further obligation other than to pay for services or Gas previously provided. In such a circumstance, the Parties will implement wind-up provisions designed to continue reliable provision of service and delivery of Gas.


                        ARTICLE 6- CHANGES TO APPENDICES

     6.1. The Parties agree to make changes to Appendices attached to this Agreement as necessary to reflect updates to the Agreement. Such changes shall be consistent with the Agreement terms.


                              ARTICLE 7- OPERATIONS

     7.1. Buyer and Seller agree to accept for purposes of this Agreement the applicable quality, delivery pressure, measurement and other applicable rules, procedures, guidelines, tariff provisions, contractual arrangements and policies of suppliers or Transporters, as the same may change from time to time.


                            ARTICLE 8- FORCE MAJEURE

     8.1. All obligations of the Parties to this Agreement shall be suspended while and only for so long as compliance is prevented by a cause beyond the control of the Party claiming force majeure, such as an Act of God, war, civil disturbance, operational or performance failure or declaration of force majeure by a supplier, leased storage field operator, Transporter, or other service provider, operational flow order(s), federal or state or local law, or binding order of a court or governmental agency, provided the suspension shall be only to the extent performance was prevented by the event of force majeure. A Party claiming force majeure hereunder shall have the duty to make all reasonable efforts to remedy the force majeure condition as promptly as possible.

     8.2. Notice of force majeure must be provided with reasonably full particulars to the other Party at or near the time the Party becomes aware of the force majeure. Notice shall be provided to the designated representatives for Buyer or Seller designated in Appendix F.


                       ARTICLE 9- TRANSPORTATION PENALTIES

     9.1. Seller shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third party, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Seller's actions or inaction. Buyer shall be liable for all imbalance or other penalties, cash-outs, or other costs imposed on Buyer or Seller by any third parties, including without limitation Seller's upstream or other transporters and Transporters, to the extent that such penalties, cash-outs or other costs are caused by Buyer's actions or inaction.


                         ARTICLE 10- BILLING AND PAYMENT

     10.1. Following each Contract Month, Seller shall furnish, or have furnished, an itemized statement to Buyer stating the amounts due Seller pursuant to this Agreement (the "Statement"). Following the receipt of Seller's Statement, Buyer shall make Payment by the due date. Invoice date, due date, and payment method shall be as specified in Appendix G.

     10.2. Interest shall accrue on all late payments commencing on the applicable due date at the then current prime rate of Bank One of Indiana, or its successor, or the maximum lawful rate, whichever is lower.


                              ARTICLE 11- REMEDIES

     11.1. If Seller fails to deliver scheduled Gas and such failure to deliver is not excused under Article 8 of this Agreement, then Seller shall reimburse Buyer for the amount of increased cost to Buyer of acquiring replacement Gas, as well as additional fees or penalties incurred as a result of such failure to deliver. The amount owed by Seller to Buyer hereunder shall be calculated as the product of (a) the difference, if positive, between the price paid for replacement Gas including any additional penalties, transportation, fuel and other variable costs incurred to receive such replacement Gas, and the then applicable commodity charge, and (b) the difference between the scheduled Gas and the quantity of Gas actually delivered by Seller. Buyer and Seller agree to act in good faith with respect to purchases of such replacement Gas so as to minimize Seller's obligations to Buyer under this Section.

     11.2. If Buyer fails to receive scheduled Gas and such failure to receive is not excused under Article 8 of this Agreement, then Buyer shall reimburse Seller in an amount calculated as the product of (a) the difference, if positive, between the then applicable commodity charge and the price received from a third party purchaser, including any additional penalties, transportation, fuel and other variable costs incurred to deliver Gas to a third party purchaser, and (b) the difference between the scheduled Gas and the quantity of Gas actually received by Buyer. Seller and Buyer agree to cooperate in good faith so as to minimize Buyer's obligations to Seller under this Section.

     11.3 Should the Commission impose enforcement penalties on Buyer which were caused by Seller's intentional non-compliance with the Settlement, Seller shall indemnify and hold harmless Buyer for such penalties, and any costs, fees, or expenses associated with defending such action.


                           ARTICLE 12- CORRESPONDENCE

     12.1. Except as provided in Section 8.2, any notice, statement or bill shall be in writing and shall be duly delivered when (a) mailed, postage prepaid, by registered, certified, or first-class mail, or (b) sent by prepaid overnight delivery to the applicable address, or (c) sent by hand delivery, or
(d) sent by facsimile directed to the appropriate person and facsimile number with hard copy also delivered as in (a), (b), or (c) above. Addresses, telephone numbers, and facsimile numbers are specified in Appendix F.

                            ARTICLE 13- MISCELLANEOUS

     13.1. This Agreement is subject to all applicable laws, orders, rules, and regulations of any state or federal governmental body or official having jurisdiction and both Seller and Buyer agree that the transactions agreed to hereunder shall be conditioned upon compliance with all such laws, orders, rules and regulations.

     13.2. Seller and Buyer expressly agree that laws of the State of Indiana shall govern the validity, construction, interpretation, and effect of this Agreement.

     13.3. Either Party may pledge, mortgage, or assign its rights hereunder as security for indebtedness. This Agreement is otherwise non-assignable except with the prior written consent of Buyer and Seller.

     13.4. Notwithstanding any other provisions herein, the Parties hereto waive any and all rights, claims, or causes of action arising under this Agreement for incidental, consequential or punitive damages. Buyer shall have the right to enforce any and all terms of this Agreement against Seller. To the extent performance of this Agreement by either Party conflicts with the Settlement, the Parties will take corrective action in order to ensure that performance is in accordance with the Settlement. The Parties acknowledge that a failure to take timely and appropriate corrective action may subject Buyer to compliance measures by third parties pursuant to Article VII of the Settlement.

     13.5. The Parties acknowledge that their respective business records and information are confidential in nature and may contain proprietary and trade secret information. Notwithstanding the foregoing, Seller agrees to provide Buyer access to those records required to verify Seller's statements to Buyer. To the extent access to information is necessary consistent with the Settlement, appropriate protection of proprietary and trade secret information will be afforded.

     13.6. No waiver by either Party of one or more defaults or breaches by the other in performance of any of the terms or provisions of this Agreement shall operate or be construed as a waiver of any future default or breach, whether of a like or of a different character.

     13.7. The terms and conditions contained in this Agreement and its Appendices herein constitute the full and complete agreement between the Parties and any change to be made must be submitted in writing and executed by both Parties. The Parties acknowledge that this Agreement is effective and must be carried out and enforced in a manner consistent with the Settlement.

     13.8. Each Party represents that it has all necessary power and authority to enter into and perform its obligations under this Agreement and that this Agreement constitutes a legal, valid and binding obligation of that Party enforceable against it in accordance with its terms, except as such enforceability may be affected by any bankruptcy law or the application of principles of equity.

     13.9. In the event any of the terms, covenants or conditions of this Agreement, or any amendment hereto, or the application of any such terms, covenants or conditions shall be held invalid as to any Party or circumstance by any court having jurisdiction, all other terms, covenants, or conditions of this Agreement, or any amendment hereto, and their application, shall not be affected thereby and shall remain in full force and effect.

     13.10. If any provision of this Agreement is declared or rendered unlawful by a court of law or regulatory authority with jurisdiction over either of the parties or deemed unlawful because of a statutory or other change in the law, or if either Party suffers a substantial economic detriment due either to a determination relating to this Agreement by such an authority, or as a result of fundamental changes in the marketplace or other substantial changes in existing circumstances, the Parties will promptly meet to determine and negotiate a mutually acceptable agreement on such replacement provisions necessary to maintain the benefits and obligations that arise under this Agreement.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals.


                                      "SELLER"
                                      PROLIANCE ENERGY, LLC


                                      By:_/S/John R. Talley
                                      -----------------------------
                                               John R. Talley,
                                               President


                                      "BUYER"
                                      SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


                                      By:_/S/William S. Doty

                                      Its:_Sr. VP

 Gas Sales And Portfolio Administration Agreement

                                APPENDICES INDEX

Appendices will be submitted to the Commission as a compliance filing following entry of an Order in Consolidated Cause Nos. 37394GCA50S1, 37399GCA50S1, and
42233.

Title                              Appendix   Description
-------------------------------------------------------------------------------------
Buyer's Primary Delivery Points    A          List Primary Delivery Points on
                                               appropriate pipelines
-------------------------------------------------------------------------------------
Buyer's Maximum Quantities         B          Sets forth in Dth, by month and season,
                                               Buyer's Maximum Daily Quantities
-------------------------------------------------------------------------------------
Delivery Rights Information        C          Lists current Transportation Contracts
                                              and applicable demand costs
-------------------------------------------------------------------------------------
Supplier Reservation Costs         D          Lists Monthly and Seasonal Supplier
                                               Reservation Costs
-------------------------------------------------------------------------------------
Commodity Purchases-Gas Cost       E          Incorporates the GCIM that is part of
 Incentive Mechanism                           the Settlement Agreement
-------------------------------------------------------------------------------------
Notices                            F          Addresses for purposes of notice to
                                               Seller and Buyer
-------------------------------------------------------------------------------------
Invoice/Payment Data               G          Sets invoice date and payment terms
-------------------------------------------------------------------------------------
"Reserved"                         H          Reserved for future
-------------------------------------------------------------------------------------
"Reserved"                         I          Reserved for future
-------------------------------------------------------------------------------------
Portfolio Services                 J          Specifics on portfolio services
-------------------------------------------------------------------------------------

 Gas Sales And Portfolio Administration Agreement

                                APPENDICES INDEX

Buyer's Primary Delivery Points             A

Buyer's Maximum Quantities                  B

Delivery Rights Information                 C

Supplier Reservation Costs                  D

Commodity Purchases-Gas Cost
 Incentive Mechanism                        E

Notices                                     F

Invoice/Payment Data                        G

"Reserved"                                  H

Diversion of Entitlements                   I

Portfolio Services                          J - K

                                                            SIGECO-Appendix A
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                            September 1, 2002


                  APPENDIX A - Buyer's Primary Delivery Points

Texas Gas Transmission Corporation:

Meter No:             Meter Station Name:
--------              -------------------
1810                  SIGECO Shipper Deduct (includes all of the following)
1811                  Elberfeld
1812                  Boonville Road
1813                  Long Road
1814                  Levee (Evansville)
1815                  Haubstadt
1816                  Rural-SIGECO
1820                  Snake Run
1735                  Wagner
1401                  Bicknel
1402                  Edwardsport
1403                  Francisco
1404                  Freelandville
1405                  Monroe City
1407                  Oaktown
1408                  Petersburg
1410                  Washington Road
1414                  Rural-Hoosier Gas

Midwestern Gas Transmission:
Meter No:             Meter Station Name:
02-7071               Chrisney
02-7100               Ohio Valley Hub

ANR Gas Pipeline:
Meter No:             Meter Station Name:
032410100             South Chrisney (SIGECO)

                                                            SIGECO-Appendix A
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                            September 1, 2002


Texas Eastern Gas Transmission:
-------------------------------
Meter No:             Meter Station Name:
70539                 Ft. Branch, IN
72648                 Southern Indiana Posey Co., IN

Ohio Valley Hub, LLC
Meter Station Name:
Monroe City Storage Field
9401                  Texas Gas-Ohio Valley Hub Interconnect



Amendment

         Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.




PROLIANCE ENERGY, LLC.                     SOUTHERN INDIANA GAS AND ELECTRIC
                                              COMPANY


By:  /S/ T. F. Peak                          By: /S/ William S. Doty
     ------------------------------             -------------------------
     Terrence F. Peak                            William S. Doty
     ------------------------------              ------------------------
Its: Executive Vice President & COO              Its: Sr. VP
     ------------------------------              ------------------------

                                                           SIGECO-Appendix B
Gas Sales And Portfolio Administration Agreement           Original Page No. 1
                                                           September 1, 2002


                     APPENDIX B - Buyer's Maximum Quantities



Maximum Daily SIGECO (in Dth)


Month                    Daily
-----                   ------

November                66,800


December               106,800


January                106,800


February               106,800


March                   66,800


April                   62,416


May                     49,982


June                    49,982


July                    49,982


August                  49,982


September               49,982


October                 66,248


Maximum Seasonal Quantities (in Mcf)



Month                   SIGECO
-----                   ------
Summer                 4,663,352

Winter                13,978,115

                                                            SIGECO-Appendix B
Gas Sales And Portfolio Administration Agreement            Original Page No. 2
                                                            September 1, 2002


                     APPENDIX B - Buyer's Maximum Quantities



Amendment

         Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.




PROLIANCE ENERGY, LLC.                       SOUTHERN INDIANA GAS AND ELECTRIC
                                                  COMPANY


By:  /S/ T F Peak                            By:  /S/William S. Doty
     --------------------------                   -----------------------
     Terrence F. Peak                             William S. Doty
     --------------------------                   -----------------------
Its: Executive Vice President                Its: Sr. VP
     --------------------------                   -----------------------

                                                           SIGECO-Appendix C
Gas Sales And Portfolio Administration Agreement           Original Page No. 1
                                                           September 1, 2002


                       Appendix C - Portfolio Information



I.   Current Contracts and Contract Rates

         The applicable demand costs shall be determined based upon the rates and charges specified in each Transporter's Tariff, including any applicable direct bills, surcharges, or as other costs specified by the sheets identified below, or other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, for the applicable term of these agreements, including the agreements identified below, as well as this Agreement. While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder. Seller shall provide to Buyer all Transporter refunds for the applicable terms which are received by Seller relative to the pipeline tariff sheets listed below. Attachment C shall be revised consistent with Section 2.5 of the Settlement at the appropriate time to reflect the adjusted demand rates.



              Contract No.          Contract Rate
              -----------           -------------
              800065                Sheet No. 35

              99714                 Sheet No. 6

              WDS 1                 Appendix J.1

              ADS 1                 Appendix K.1

              ADS 2                 Appendix K.2

              ADS 3                 Appendix K.3

              ADS 4                 Appendix K.4

              ADS 5                 Appendix K.5

              ADS 6                 Appendix K.6





Amendment

         Seller and Buyer agree that this Appendix C may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix C.




PROLIANCE ENERGY, LLC.                SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                     By:  /S/ William S. Doty
     -------------------------             -------------------------
     Terrence F. Peak                      William S. Doty
     -------------------------             -------------------------
Its: Executive Vice President         Its: Sr. VP
     -------------------------             -------------------------

                                                            SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                            September 1, 2002

                     APPENDIX D - Supplier Reservation Costs



                           Supplier Reservation Costs
                    November 1, 2001 through October 31, 2002


I.   Reserved Commodity Quantities

     a. Monthly Baseload Reserved Quantity (Dth/Day)




Month                   Into TGT                 Into          Into MGT to
                                               MG/OVH/TGT        SIGECO
                        Gulf Coast              Backhaul        --------
                        ----------             ----------
November, 2001             9,231                16,202           10,000
December, 2001             9,231                16,202           10,000
January, 2002              9,231                16,202           10,000
February, 2002             9,231                16,014           10,000
March, 2002                9,231                10,588           10,000
April, 2002                5,128                 5,063           10,000
May, 2002                 11,917                 5,063           10,000
June, 2002                12,144                 5,063           10,000
July, 2002                 5,128                17,476           10,000
August, 2002               5,128                 5,063           10,000
September, 2002            5,128                 5,063           10,000
October, 2002              8,523                 5,063           10,000


Buyer and Seller agree that some portion of the quantities identified as Monthly Baseload Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.

                                                           SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement           Original Page No. 2
                                                           September 1, 2002


                     APPENDIX D - Supplier Reservation Costs

     b. Daily Swing Reserved Quantity (Dth/Day)

                                     System

Month                      Into TGT               Into          Into MGT
-----                                          MGT/OVH/TGT      to SIGECO
                          Gulf Coast            Backhaul        ---------
                          ----------           ----------
November, 2001                1,026                9,433            0
December, 2001                    0               12,317            0
January, 2002                   723                9,089            0
February, 2002                    0                    0            0
March, 2002                       0                    0            0
April, 2002                   1,709                2,302            0
May, 2002                     1,654                9,953            0
June, 2002                    1,709                9,228            0
July, 2002                    3,309               17,692            0
August, 2002                  1,654               11,629            0
September, 2002               1,709               13,557            0
October, 2002                 3,309               13,347            0


Buyer and Seller agree that some portion of the quantities identified as Daily Swing Reserved Quantities may be provided at fixed, collared, or hedged prices mutually agreed upon pursuant to the GCIM.



II. Applicable Reservation Rates ($/Dth/Day)


System           Winter Months (Nov.-Mar.)          Summer Months (Apr.-Oct.)
------           ------------------------           -------------------------
                 Monthly          Daily             Monthly            Daily
                 Index            Index             Index              Index
                 Reserved         Reserved          Reserved           Reserved
                 Quantity         Quantity          Quantity           Quantity

                                                          SIGECO-Appendix D
Gas Sales And Portfolio Administration Agreement          Original Page No. 3
                                                          September 1, 2002


                     APPENDIX D - Supplier Reservation Costs


Amendment

         Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix D.





PROLIANCE ENERGY, LLC.                SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                     By:   /S/William S. Doty
     --------------------------             -----------------------------------
     Terrence F. Peak                       William S. Doty
     --------------------------             -----------------------------------
Its: Executive Vice President         Its:  Sr. VP
     --------------------------             -----------

                                                            SIGECO-Appendix E
Gas Sales And Portfolio Administration Agreement            Original Page No. 1
                                                            September 1, 2002

APPENDIX E -Commodity Purchases - Gas Cost Incentive Mechanism

The commodity purchased by Buyer shall be provided in accordance with the Commission approved Gas Cost Incentive Mechanism described in Appendix E of the Settlement. All record keeping and reporting shall be performed in a manner consistent with the terms of the GCIM. Seller agrees and acknowledges the reasonableness of the Gas purchases made shall be subject to review to ensure such purchases were made in a manner consistent with the terms of the GCIM.

For Summer Storage Refill:

         For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven summer monthly indices for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply.



For Storage Withdrawals:

         For quantities of storage withdrawals for which Buyer has previously paid for commodity, applicable storage withdrawal variable costs as identified below shall apply.



For Applicable Indices:

Contract No.          Contract Rate               Index
------------          -------------               ------

800065                Sheet No. 35                TETCO - (ELA, WLA, ETX, STX)

99714                 Sheet No. 6                 ANR - Louisiana

ADS 1                 Appendix K.1                Texas Gas - Zone SL

ADS 2                 Appendix K.2                Texas Gas - Zone SL

ADS 3                 Appendix K.3                Chicago-LDCs, large e-us

                                                        SIGECO-Appendix E
Gas Sales and Portfolio Administration Agreement        Original Page No.2
                                                        September 1, 2002

               APPENDIX E-Commodity Purchase-Other Variable Costs
                                  (Continued)

          The other variable costs applicable to Nominated Daily Quantities and Balancing Quantities shall be determined based upon the rates and charges applicable under each transporter's tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.

SIGECO

ANR                                             Texas Eastern
Contract No.               Contract Rate        Contract No.      Contract Rate
------------               -------------        ------------      -------------
99714                      Sheet No. 6             800065          Sheet No. 36
                                                                   Sheet No. 126
                                                                   Sheet No. 127
                                                                   Sheet No. 128
                                                                   Sheet No. 129
Texas Gas Z-3                                    Midwestern
Contract No.               Contract Rate         Contract No.     Contract Rate
------------               -------------         ------------     -------------
WDS 1                      Appendix J.1             ADS 3          Appendix K.3
ADS 1                      Appendix K.1
ADS 2                      Appendix K.2        Ohio Valley Hub
ADS 5                      Appendix K.5          Contract No.     Contract Rate
                                                ------------      -------------
ADS 6                      Appendix K.6             ADS 4          Appendix K.4

                                                           SIGECO-Appendix E
Gas Sales And Portfolio Administration Agreement           Original Page No. 3
                                                           September 1, 2002


             APPENDIX E - Commodity Purchases - Other Variable Costs


         While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.

Amendment

         Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised Appendix E.





PROLIANCE ENERGY, LLC                 SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:  /S/ T F Peak                     By:  /S/ William S. Doty
     --------------------------            ---------------------------------
     Terrence F. Peak                      William S. Doty
     --------------------------            ---------------------------------
Its: Executive Vice President              Its:   Sr. VP
     --------------------------            ---------------------------------

                                                       SIGECO-Appendix F
Gas Sales And Portfolio Administration Agreement       Original Page No. 1
                                                       September 1, 2002


                               Appendix F- Notices

Invoice Information:

Buyer:                                          Seller:
-----                                           ------

Southern Indiana Gas and Electric Company       D. Short
Gas Control Department                          ProLiance Energy, LLC
Attn.: Stephanie Willis                         111 Monument Circle
20 NW Fourth Street                             Suite 2200
Evansville, In. 47708                           Indianapolis, IN 46204-5178
(812) 491-4732                                  (317) 231-6808



Payments:

Buyer:                                          Seller:
-----                                           ------

National City Bank                              LaSalle Bank N.A.
For the Account of:                             For the Account of:
 Southern Indiana Gas and Electric Company       ProLiance Energy, LLC
                                                ABA #071000505
                                                ACCT #5800281411

Supply Plans/Operational/Force Majeure:

Buyer:                                          Seller:
-----                                           ------

Supply Plans                                    Supply Plans
------------                                    ------------
Stephanie Willis                                Chris Kershner
(812) 491-4732                                  (317) 231-6952

Operational                                     Operational
-----------                                     -----------
Randy Gary                                      Stephen Miner
(812) 491-4730                                  (317) 231-6828

Force Majeure                                   Force Majeure
-------------                                   -------------
Randy Gary (812) 491-4730                       Chris Kershner - (317) 231-6952
Frank Lindsey (812) 491-4670                    Stephen Miner - (317) 231-6828
Gas Controller on Duty (812) 491-4530           Terry Peak - (317) 231-6804
Southern Indiana Gas and Electric Company       ProLiance Energy, LLC
20 NW Fourth Street                             111 Monument Circle
Evansville, In. 47708                           Suite 2200
(812) 491-4687 (Telecopy)                       Indianapolis, Indiana 46204-5178
                                                (317) 231-6901 (Telecopy)

All Other Notices:

Buyer:                                          Seller:
-----                                           ------

Gas Control Department                          ProLiance Energy , LLC
Attn.:  Randy Gary                              Attn:  John R. Talley
20 NW Fourth Street                             111 Monument Circle
Evansville, In. 47708                           Suite 2200
                                                Indianapolis, Indiana 46204-5178

                                                         SIGECO-Appendix F
Gas Sales And Portfolio Administration Agreement         Original Page No. 2
                                                         September 1, 2002



                               APPENDIX F- Notices
                                   (Continued)

Amendment

         Seller and Buyer agree that this Appendix G may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix G.





PROLIANCE ENERGY, LLC.                SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                     By:  /S/ William S. Doty
     ---------------------------           -----------------------------------
     Terrence F. Peak                      William S. Doty
     ---------------------------           -----------------------------------
Its: Executive Vice President         Its: Sr. VP
     ---------------------------           -------------

                                                        SIGECO-Appendix G
Gas Sales And Portfolio Administration Agreement        Original Page No. 1
                                                        September 1, 2002



                        APPENDIX G - Invoice/Payment Data



Invoice Date -     On or before the tenth (10th) day after the Contract Month.



Due Date -         Ten (10) days after receipt of invoice.



Payment Method -   By wire transfer to account specified on invoice.



Amendment

         Seller and Buyer agree that this Appendix G may be amended from time to time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix G.





PROLIANCE ENERGY, LLC.                SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                     By:  /S/ William S. Doty
     ----------------------------          -------------------------------
     Terrence F. Peak                      William S. Doty
     ----------------------------          -------------------------------
Its: Executive Vice President         Its:  Sr. VP
     ----------------------------           ------------------------------

                                                        SIGECO-Appendix J.1
Gas Sales And Portfolio Administration Agreement        Original Page No. 1
                                                        September 1, 2002

                    APPENDIX J.1 - Winter Delivery Service 1

Winter Delivery Service 1 TGT ("WDS 1")

          1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with WDS 1 with the following delivered service entitlements:

Contract Months            Maximum Daily             Monthly
---------------            -------------             -------
                           Daily Qty                 Demand $
                           ---------                 --------
November                        0 Dth/day

December                   40,000 Dth/day          $136,400.00

January                    40,000 Dth/day          $136,400.00

February                   40,000 Dth/day          $123,200.00
                                Leap Year          $127,600.00

March                           0 Dth/day

April-October                   0 Dth/day of NNS


          2. Unless otherwise agreed upon, Seller shall provide entitlements from the TGT/Ohio Valley Hub Meter to Buyer's Texas Gas city gate.
          3.   Buyer shall pay Seller as follows:

               a.   For Nominated Commodity as follows:
                    Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix B.

               b.   For WDS 1 Variable Costs:
                    Applicable pipeline costs if any as agreed to by both parties

               c.   For WDS 1 Demand Costs:
                    As shown in paragraph 1 and other applicable costs, if any billed.

               d.   For WDS 1 Fuel:

                    Fuels under the effective Texas Gas SFT rate schedule.

          4.   WDS 1 service expires March 31, 2003.

          5. Sellers provisions of WDS 1 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas tariffs as may be applicable to the provision of those services.

                                                         SIGECO-Appendix J.1
Gas Sales And Portfolio Administration Agreement         Original Page No. 2
                                                         September 1, 2002


Amendment

         Seller and Buyer agree that this Appendix J.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix J.1.



PROLIANCE ENERGY, LLC.               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                    By:  /S/William S. Doty
     ---------------------------          -----------------------------------
     Terrence F. Peak                     William S. Doty
     ---------------------------          -----------------------------------
Its: Executive Vice President        Its: Sr. VP
     ---------------------------          -------------

                                                        SIGECO-Appendix K.1
Gas Sales And Portfolio Administration Agreement        Original Page No. 1
                                                        September 1, 2002

                    APPENDIX K.1 - Annual Delivery Service 1

Annual Delivery Service ("ADS 1")

     1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 1 with the following delivered service entitlements:


Contract Months   Max Nominated     Max Unnominated     Total MDQ         Monthly
---------------    Daily Qty           Daily Qty        ---------         Demand $
                  -------------     ---------------                     -----------
November          9,334 Dth/day     19,166 Dth/day    28,500 Dth/day    $324,387.00

December          9,334 Dth/day     19,166 Dth/day    28,500 Dth/day    $335,199.90

January           9,334 Dth/day     19,166 Dth/day    28,500 Dth/day    $335,199.90

February          9,334 Dth/day     19,166 Dth/day    28,500 Dth/day    $302,781.20
                                                      Leap Year         $313,574.10
March             9,334 Dth/day     19,166 Dth/day    28,500 Dth/day    $335,199.90

April            11,682 Dth/day     12,433 Dth/day    24,115 Dth/day    $274,932.21

May              11,682 Dth/day                       11,682 Dth/day    $137,396.67

June             11,682 Dth/day                       11,682 Dth/day    $132,964.52

July             11,682 Dth/day                       11,682 Dth/day    $137,396.67

August           11,682 Dth/day                       11,682 Dth/day    $137,396.67

September        11,682 Dth/day                       11,682 Dth/day    $132,964.52

October          11,682 Dth/day     16,266 Dth/day    27,948 Dth/day    $328,707.61


                                     Nov.-Mar.         Apr.-Oct.
Maximum Seasonal Qty                 1,909,405         2,000,044
Unnominated Winter Seasonal Qty        499,971

                                                      SIGECO-Appendix K.1
Gas Sales And Portfolio Administration Agreement      Original Page No. 2
                                                      September 1, 2002

     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's TGT City gate.

     3. Buyer shall pay Seller as follows:

          a.   For Unnominated Quantities:

               Summer purchase quantities will be determined jointly by the parties prior to April 1 of each year to replace quantities delivered during the prior winter season. During each summer month, Buyer shall pay Seller one seventh of the summer purchase quantity times the Texas Gas Monthly Index price.

          b.   For Nominated Commodity as follows:

               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          c.   For ADS 1 Variable Costs:

               Variable cost rates under the effective Texas Gas NNS rate schedule and other applicable costs, if any as billed.

          d.   For ADS1 Demand Costs:

               As shown in Paragraph 1 and other applicable costs, if any, as billed.

          e.   For ADS 1 Fuel:

               Fuels under the effective Texas Gas NNS rate schedule.


     4. This ADS 1 service expires October 31, 2003.

     5. Seller provisions of ADS 1 shall be subject to the provisions of service reflected in Texas Gas NNS tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provision of those services.

Amendment

         Seller and Buyer agree that this Appendix K.1 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.1.



PROLIANCE ENERGY, LLC.               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                    By:  /S/William S. Doty
     -------------------------            ------------------
     Terrence F. Peak                     William S. Doty
     -------------------------            ---------------
Its: Executive Vice President        Its: Sr. VP
     -------------------------            ------

                                                         SIGECO-Appendix K.2
Gas Sales And Portfolio Administration Agreement         Original Page No. 1
                                                         September 1, 2002

                    APPENDIX K.2 - Annual Delivery Service 2

Annual Delivery Service 2 TGT ("ADS 2")

         1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 2 with the following delivered service entitlements:

             Contract Months             Max Nominated            Monthly
             ---------------             Daily Qty                Demand $
                                         -------------          -----------
             November                    28,300 Dth/day         $227,447.10

             December                    28,300 Dth/day         $291,076.67

             January                     28,300 Dth/day         $291,076.67

             February                    28,300 Dth/day         $269,097.96
                                         Leap Year              $729,297.53

             March                       28,300 Dth/day         $235,028.67

             April                       28,300 Dth/day         $227,447.10

             May                         28,300 Dth/day         $235,028.67

             June                        28,300 Dth/day         $227,447.10

             July                        28,300 Dth/day         $235,028.67

             August                      28,300 Dth/day         $235,028.67

             September                   28,300 Dth/day         $227,447.10

             October                     28,300 Dth/day         $235,028.67

Maximum Seasonal Qty                Nov.-Mar.                 Apr,-Oct.
                                    4,301,600                 6,056,200

                                                        SIGECO-Appendix K.2
Gas Sales And Portfolio Administration Agreement        Original Page No. 2
                                                        September 1, 2002


     2. Unless other wise agreed upon, Seller shall provide entitlements to buyer's TGT City Gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:

               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS 2 Variable Costs:

               The variable costs per the effective rates under Texas Gas FT rate schedule and other applicable costs, if any as billed.

          c.   For ADS 2 Demand Costs:

               As shown in paragraph 1 and other applicable costs, if any as billed.

          d.   For ADS 2 Fuel:

               Fuel under the effective Texas Gas FT rate schedule.

     4.   The ADS 2 service expires October 31, 2003.

     5. Seller provisions of ADS 2 shall be subject to the provisions of service reflected in Texas Gas FT tariffs, as well as other Texas Gas FERC tariffs as may be applicable to the provisions of those services.

Amendment

         Seller and Buyer agree that this Appendix K2 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K2.



PROLIANCE ENERGY, LLC.               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                    By:  /S/ William S. Doty
     ---------------------------          ---------------------------
     Terrence F. Peak                     William S. Doty
     ---------------------------          ---------------------------
Its: Executive Vice President        Its: Sr. VP
     ---------------------------          -----------

                                                        SIGECO-Appendix K.3
Gas Sales And Portfolio Administration Agreement        Original Page No. 1
                                                        September 1, 2002

                    APPENDIX K.3 - Annual Delivery Service 3


Annual Delivery Service 3 MGT ("ADS 3")

     1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 2 with the following delivered service entitlements:

Contract Months            Maximum Nominated              Monthly
---------------            Daily Qty                      Demand $
                           ------------------             ----------
November                   50,000 Dth/day                 $106,047.00

December                   50,000 Dth/day                 $106,047.00

January                    50,000 Dth/day                 $106,047.00

February                   50,000 Dth/day                 $106,047.00

March                      50,000 Dth/day                 $106,047.00

April                      50,000 Dth/day                 $106,047.00

May                        50,000 Dth/day                 $106,047.00

June                       50,000 Dth/day                 $106,047.00

July                       50,000 Dth/day                 $106,047.00

August                     50,000 Dth/day                 $106,047.00

September                  50,000 Dth/day                 $106,047.00

October                    50,000 Dth/day                 $106,047.00


     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's system.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:

               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

                                                      SIGECO-Appendix K.3
Gas Sales And Portfolio Administration Agreement      Original Page No. 2
                                                      September 1, 2002

          b.   For ADS 3 Variable Costs:

               Variable Cost Rates under the effective Midwestern FT rate schedule and other applicable costs, if any as billed.

          c.   For ADS 3 Demand Costs:

               As shown in paragraph 1 and other applicable costs, if any as billed.

          d.   For ADS 3 Fuel:

               Fuels under the effective Midwestern FT rate schedule.

     4. Term: 10,000 Dth/day of Nominated Daily Quantity expires October 31, 2003. 40,000 Dth/day of Nominated Daily Quantity expires October 31, 2006.

     5. Seller provisions of ADS 3 shall be subject to the provisions of service reflected in the Midwestern FT tariff, as well as other Midwestern FERC tariffs as may be applicable to the provision of those services.

Amendment

         Seller and Buyer agree that this Appendix K.3 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.3.



PROLIANCE ENERGY, LLC.               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                    By:  /S/ William S. Doty
     ----------------------------         ------------------------------
     Terrence F. Peak                     William S. Doty
     ----------------------------         ------------------------------
Its: Executive Vice President        Its: Sr. VP
     ----------------------------         -----------

                                                        SIGECO-Appendix K.4
Gas Sales And Portfolio Administration Agreement        Original Page No. 1
                                                        September 1, 2002

                    APPENDIX K.4 - Annual Delivery Service 4

Annual Delivery Service 4  TGT ("ADS 4")

     1. Starting September 1, 2002, consistent with Buyer's supply plans, Seller shall provide Buyer with ADS 4 with the following delivered service entitlements:

Contract Months            Maximum Nominated              Monthly
---------------               Daily Qty                   Demand $
                           -----------------              ---------
November                   40,000 Dth/day                 $96,000.00

December                   40,000 Dth/day                 $99,200.00

January                    40,000 Dth/day                 $99,200.00

February                   40,000 Dth/day                 $89,600.00
                           Leap Year                      $92,800.00

March                      40,000 Dth/day                 $99,200.00

April                      40,000 Dth/day                 $96,000.00

May                        40,000 Dth/day                 $99,200.00

June                       40,000 Dth/day                 $96,000.00

July                       40,000 Dth/day                 $99,200.00

August                     40,000 Dth/day                 $99,200.00

September                  40,000 Dth/day                 $96,000.00

October                    40,000 Dth/day                 $99,200.00


     3. Unless otherwise agreed, Seller shall provide entitlements to Buyer's City gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:

               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS 4 Variable Costs:

               Variable Cost Rate of $0.31/Dth and other applicable costs, if any as billed.

          c.   For ADS 4 Demand Costs:

               As shown in paragraph 1 and other applicable costs, if any as billed.

                                                        SIGECO-Appendix K.4
Gas Sales And Portfolio Administration Agreement        Original Page No. 2
                                                        September 1, 2002


     4.   This ADS 4 service expires October 31, 2009.

     5. Sellers provisions of ADS 4 shall be subject to the provisions of service reflected in Ohio Valley Hub FT tariffs, as well as other Ohio Valley Hub tariffs as my be applicable to the provision of those services.

Amendment

         Seller and Buyer agree that this Appendix K.4 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.4.



PROLIANCE ENERGY, LLC.                SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                     By:  /S/ William S. Doty
     ---------------------------           -------------------------------
     Terrence F. Peak                      William S. Doty
     ---------------------------           -------------------------------
Its: Executive Vice President         Its: Sr. VP _
     ---------------------------           -------------------

                                                          SIGECO-Appendix K.5
Gas Sales And Portfolio Administration Agreement          Original Page No. 1
                                                          September 1, 2002

                    APPENDIX K.5 - Annual Delivery Service 5

Annual Delivery Service 5 TGT ("ADS 5")

         1. Starting September 1, 2002, consistent with the Buyer's supply plans, Seller shall provide Buyer with ADS 5 with the following delivered service entitlements:

           Contract Months         Max Nominated
                                   Daily Qty

           November                40,000 Dth/day

           December                     0 Dth/day

           January                      0 Dth/day

           February                     0 Dth/day

           March                   40,000 Dth/day

           April                   20,000 Dth/day

           May                     20,000 Dth/day

           June                    20,000 Dth/day

           July                    20,000 Dth/day

           August                  20,000 Dth/day

           September               20,000 Dth/day

           October                 20,000 Dth/day

              .

     2. Unless otherwise agreed upon. Seller shall provide entitlements from the TGT/Ohio Valley Hub Meter to Buyer's Texas Gas city gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:

               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          b.   For ADS 5 Variable Costs:

               Variable Rate of $.2941/Dth and other applicable costs, if any as billed.

          c.   For ADS 5 Fuel:

               Fuels under the effective Texas Gas IT rate schedule.

                                                        SIGECO-Appendix K.5
Gas Sales And Portfolio Administration Agreement        Original Page No. 2
                                                        September 1, 2002



     4.   This ADS 5 service expires October 31, 2003.

     5. Seller provisions of ADS 5 shall be subject to the provisions of service reflected in Texas Gas IT tariffs, as well as other Texas Gas tariffs as may be applicable to the provision of those services.

Amendment

         Seller and Buyer agree that this Appendix K.5 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.5.



PROLIANCE ENERGY, LLC.               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                    By:  /S/William S. Doty
     ---------------------------          ---------------------------
     Terrence F. Peak                     William S. Doty
     ---------------------------          ---------------------------
Its: Executive Vice President        Its: Sr. VP
     ---------------------------          -------------

                                                      SIGECO-Appendix K.6
Gas Sales And Portfolio Administration Agreement      Original Page No. 1
                                                      September 1, 2002

                    APPENDIX K.6 - Annual Delivery Service 6

Winter Delivery Service 6 TGT ("ADS 6")

     1. ADS 6 shall incorporate the Interruptible features, cyclability, annual storage deliverability, and other services provisions ("Service Provisions") reflected in Texas Gas FERC Tariff for ISS.

     2. Seller shall provide Buyer with ADS 6 with the following delivered service entitlements:

         Contract                Maximum Daily       Maximum Annual ADS 6
         --------                -------------       --------------------
         Months                  In/With ADS 6
         ------                  -------------

         November                50,000 Dth/day      1,000,000 Dth during any
                                                       winter period.

         December                50,000 Dth/day

         January                 50,000 Dth/day

         February                50,000 Dth/day

         March                   50,000 Dth/day

         April-October*          50,000 Dth/day



     2. Unless otherwise agreed upon, Seller shall provide entitlements to Buyer's City gate.

     3.   Buyer shall pay Seller as follows:

          a.   For Nominated Commodity as follows:
               Purchase quantities will be determined jointly by the parties and priced pursuant to Appendix E.

          c.   For ADS 6 Variable Costs:
               Variable Cost Rates under the effective Texas Gas ISS rate schedule.

          d.   For ADS 6 Demand Costs:
               Demand Cost Rates under the effective Texas Gas ISS rate schedule.

          e.   For ADS 6 Fuel:
               Fuels under the effective Texas Gas ISS rate schedule.

                                                       SIGECO-Appendix K.6
Gas Sales And Portfolio Administration Agreement       Original Page No. 2
                                                       September 1, 2002

     4.   This ADS 6 service expires October 31, 2009.

     5. Sellers provisions of ADS 6 shall be subject to the provisions of service reflected in Texas Gas ISS tariffs, as well as other Texas Gas ISS tariffs as may be applicable to the provision of those services


 Amendment

         Seller and Buyer agree that this Appendix K.6 may be amended from time to time by mutual agreement of the Parties which amendment ultimately will be memorialized in a revised Appendix K.6



PROLIANCE ENERGY, LLC.               SOUTHERN INDIANA GAS AND ELECTRIC COMPANY


By:  /S/ T F Peak                    By:  /S/ William S. Doty
     ---------------------------          -----------------------------
     Terrence F. Peak                     William S. Doty
     ---------------------------          -----------------------------
Its: Executive Vice President        Its: Sr. VP
     ---------------------------          -----------------